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                                                                   Exhibit 10.27


                                             REGISTRATION RIGHTS AGREEMENT dated
                                    as of the "Closing Date" (as such term is defined in the Merger Agreement), between OPUS360 CORPORATION, a Delaware corporation (the "Corporation"), and the PM SECURITYHOLDERS (as defined herein).

            The PM Securityholders have been issued shares of the Corporation's Common Stock (as defined below) pursuant to that certain agreement and plan of merger (the "Merger Agreement") dated as of January 30, 2000, among the Corporation, Opus PM Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation ("OpusPM"), PeopleMover, Inc., a Delaware corporation ("PeopleMover"), the Stockholder Representative (as defined in Section 8.5 of the Merger Agreement), and the PM Securityholders (as to Article II, Section 4.2 and Article IX thereof, and as to certain PM Securityholders,
Article VIII thereof). The Corporation and the PM Securityholders deem it to be in their respective best interests to enter into this Agreement to set forth the rights of the PM Securityholders in connection with public offerings and sales of the Common Stock.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

      1. Definitions.

            As used herein, the following terms shall have the following respective meanings:

            "Additional Registrable Shares" means, at any time with respect to any Additional Securityholder, the Registrable Shares held by such Additional Securityholder (but only if such Additional Securityholder is entitled (but not pursuant to this Agreement) to the registration of such Registrable Shares by the Corporation under the Securities Act for sale to the public).

            "Additional Securityholder" means any holder of Restricted Securities who or which is entitled (but not pursuant to this Agreement) to the registration of such Restricted Securities by the Corporation under the Securities Act for sale to the public.

            "Agreement" means this Registration Rights Agreement, as amended, supplemented or otherwise modified from time to time.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Common Stock" means the common stock, par value $.001 per share, of the Corporation (and such other class of common stock of the Corporation, or any successor thereto, into which the Common Stock may be converted or reclassified, and all references herein to the Common Stock shall mean such other class of common stock, if applicable).

            "Conversion Shares" means the Series A Conversion Shares and the Series B Conversion Shares.
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            "Corporation" has the meaning assigned to such term in the caption to this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Initial Common Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable to Ari Horowitz, Carlos Cashman, Shawn Kreloff, William Bahr, Brett Prager, Richard McCann, Alex Lapins, Anthony Schmitz, Bruce Gilpin, Wayne Tsuchitani or USWeb/CKS Corporation or (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above.

            "Initial Warrants" means (i) the warrants dated May 19, 1999 and August 17, 1999 issued by the Corporation to Silicon Valley Bank to purchase shares of Common Stock, (ii) the warrants dated December 24, 1998 issued by the Corporation to each of Gerald Cashman, G&R Partnership, LP, Leonard Horowitz, Irwin Lieber and Barry Rubenstein to purchase shares of Common Stock, and (iii) the warrants dated September 3, 1999 and January 15, 2000 issued by the Corporation to Greenhill & Co., LLC.

            "Law" means any foreign, federal, state or local law, statute, treaty, rule, directive, regulation, ordinance or similar provision having the force or effect of law or any Order.

            "Majority of the PM Securityholders" means those PM Securityholders who or which hold in the aggregate in excess of 50% of all of the PM Registrable Shares.

            "Material Transaction" shall mean any material transaction in which the Corporation or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction or event that would require disclosure pursuant to the Exchange Act if the Corporation were a reporting company thereunder, and with respect to which the Board of Directors of the Corporation reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Corporation's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Corporation to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

            "Orders" means any enforceable judgments, writs, decrees, declarations, injunctions, orders, stipulations, compliance agreement or settlement agreements issued or imposed by, or entered into with, a Governmental Entity.


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            "Other Shares" means, at any time, those shares of Common Stock which do not constitute Primary Shares, PM Registrable Shares or Additional Registrable Shares.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation (including a not-for-profit corporation), a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "PM Registrable Shares" means the Registrable Shares that are (i) shares of Common Stock issued to the Persons listed on Schedule I on the date hereof, but only to the extent of the number of such shares of Common Stock set forth opposite their names on Schedule I (which aggregate number shall not exceed ___________ shares of Common Stock) or (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above.

            "PM Securityholders" means, collectively, (i) the Persons listed on
Schedule I on the date hereof, (ii) any other Persons listed on Schedule I from time to time, and (iii) any purchaser, assignee or other transferee of Restricted Securities held by any of the foregoing in a purchase, assignment or other transfer permitted under Section 17 and in which such purchaser, assignee or other transferee has complied in full with the joinder requirements set forth in Section 17. Upon the addition of each new PM Securityholder as a party to this Agreement, the Corporation shall amend Schedule I solely to reflect the name and address of such new PM Securityholder, and the Corporation shall distribute to the PM Securityholders such amended Schedule I.

            "Primary Shares" means, at any time, the authorized but unissued shares of Common Stock or Common Stock held by the Corporation in its treasury.

            "Prospectus" means the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the PM Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Public Offering" means a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

            "Registering PM Securityholders" means, with respect to any registration of PM Registrable Shares, those PM Securityholders who or which hold the PM Registrable Shares included in such registration.

            "Registrable Shares" means, at any time with respect to any PM Securityholder or Additional Securityholder, the shares of Common Stock held by such PM Securityholder or Additional Securityholder that constitute Restricted Securities. For purposes of this definition, a


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PM Securityholder or Additional Securityholder shall be deemed to be the holder of shares of Common Stock whenever such PM Securityholder or Additional Securityholder has the right to acquire, directly or indirectly, such Common Stock upon the conversion or exercise of Restricted Securities (but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

            "Registration Statement" means any registration statement of the Corporation which covers any of the PM Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Restricted Securities" means, at any time, with respect to any Person, the shares of Common Stock, the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the Initial Warrants and any other securities which by their terms are directly or indirectly exercisable or exchangeable for or convertible into any of the foregoing securities, and any securities received on or with respect to any of the foregoing securities, in each case which are held by such Person. As to particular securities constituting Restricted Securities, such securities shall cease to be Restricted Securities when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and such Restricted Securities have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they are eligible to be sold or distributed by the holder thereof pursuant to Rule 144 of the Securities Act within any consecutive three-month period (including, without limitation, subsection (k) of Rule 144) without volume limitations, (C) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer shall have been delivered by the Corporation or the issuer of other securities issued in exchange for the Restricted Securities, or (D) they have ceased to be outstanding.

            "SEC" means the United States Securities and Exchange Commission.

            "securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Series A Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series A Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series A Preferred Stock.


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

            "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, par value $.001 per share.

            "Series B Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series B Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series B Preferred Stock.

            "Series B Preferred Stock" means the Corporation's Series B Convertible Preferred Stock, par value $.001 per share.

            "Shares" means the Registrable Shares, the PM Registrable Shares, the Additional Registrable Shares, the SP Registrable Shares, the Initial Common Shares, the Conversion Shares and the Warrant Shares.

            "SP Registrable Shares" means (i) any Additional Registrable Shares issued by the Corporation to any Strategic Partner in connection with such Strategic Partner's entry into a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value and (ii) any other Additional Registrable Shares issued on or with respect to the Additional Registrable Shares referred to in clause
(i) above.

            "Stockholders' Agreement" means the Stockholders' Agreement dated as of December 24, 1998, among the Company and the other parties thereto, as amended, supplemented, modified and in effect from time to time.

            "Strategic Partner" means a Person who or which, at the time in question, has entered into, or is simultaneously entering into or has agreed to enter into, a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Warrant Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable upon the exercise of the Initial Warrants, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Initial Warrants.

      2. Piggyback Registration.

            (a) If the Corporation proposes for any reason to register Primary Shares, Additional Registrable Shares or Other Shares under the Securities Act after the closing of an initial Public Offering of Common Stock (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the PM


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Securityholders of its intention to so register such Primary Shares, Additional
Registrable Shares or Other Shares at least 20 days before the initial filing of the registration statement for such Primary Shares, Additional Registrable Shares or Other Shares and, upon the written request, delivered to the Corporation within 10 days after delivery of any such written notice by the Corporation, of any PM Securityholder to include in such registration PM Registrable Shares (which written request shall specify the number of PM Registrable Shares proposed to be included in such registration) and shall state the request of such PM Securityholder to sell or dispose of such PM Registrable Shares), the Corporation shall use its reasonable best efforts to cause all such PM Registrable Shares to be included in such registration on the same terms and conditions as the Primary Shares, Additional Registrable Shares or Other Shares otherwise being sold or disposed of in such registration; provided, however, if the managing underwriter(s) advise the Corporation that the inclusion of all or any portion of the PM Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all or any portion of such securities, then the number of PM Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

            (i) If such registration is initiated by the Corporation to register Primary Shares, Other Shares or Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares, or by any holder of the foregoing:

                  (A) first, the Primary Shares;

                  (B) second, the Additional Registrable Shares constituting SP
            Registrable Shares, Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated between (x) the Additional Securityholders who or which have requested the inclusion of SP Registrable Shares in such registration on the one hand and (y) the other Additional Securityholders who or which have requested the inclusion of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares in such registration on the other hand, in proportion to the aggregate number of Shares held by each such group of Additional Securityholders at the time of such registration, with the aggregate number of Shares allocated to the Additional Securityholders described in each of clauses (x) and (y) above further allocated among such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions (i) with respect to the Additional Securityholders described in clause (x) above, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting SP Registrable Shares held by each such Additional Securityholder at the time of such registration, and
            (ii) with respect to the Additional


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

            Securityholders described in clause (y) above, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of such registration);

                  (C) third, the PM Registrable Shares requested by the PM
            Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such PM Securityholders based on the aggregate number of PM Registrable Shares held by each such Person at the time of such registration);

                  (D) fourth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of such registration); and

                  (E) fifth, the Other Shares.

            (ii) If such registration is initiated by Additional Securityholders who or which request the inclusion of their Additional Registrable Shares constituting SP Registrable Shares in such registration:

                  (A) first, the Additional Registrable Shares constituting SP
            Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Additional Securityholders based on the aggregate number of SP Registrable Shares held by each such Person at the time of such registration);

                  (B) second, the Additional Registrable Shares constituting
            Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of such registration);


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

                  (C) third, the Primary Shares;

                  (D) fourth, the PM Registrable Shares requested by the PM
            Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such PM Securityholders based on the aggregate number of PM Registrable Shares held by each such Person at the time of such registration);

                  (E) fifth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of such registration); and

                  (F) six, the Other Shares.

            (iii) If such registration is initiated by Additional
      Securityholders who or which request the inclusion of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares in such registration:

                  (A) first, the Additional Registrable Shares constituting
            Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of such registration);

                  (B) second, the Additional Registrable Shares constituting SP
            Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Additional Securityholders based on the aggregate number of SP Registrable Shares held by each such Additional Securityholder at the time of such registration);

                  (C) third, the Primary Shares;


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

                  (D) fourth, the PM Registrable Shares requested by the PM
            Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such PM Securityholders based on the aggregate number of PM Registrable Shares held by each such PM Securityholder at the time of such registration);

                  (E) fifth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of such registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of such registration); and

                  (F) six, the Other Shares.

            (b) Anything contained in this Agreement to the contrary notwithstanding, the Corporation shall not be obligated pursuant to Section 2(a) to include all or any portion of the PM Registrable Shares of the PM Securityholders in more than one registration of Primary Shares, Additional Registrable Shares and/or Other Shares under the Securities Act after the closing of an initial Public Offering of Common Stock (with the participation of the PM Securityholders in such registration being subject to the terms and conditions of Section 2(a)). The Majority of the PM Securityholders in compliance with this Section 2 shall determine the applicable registration statement with respect to which a request for the registration of PM Registrable Shares shall be submitted to the Corporation pursuant to Section 2(a). The PM Securityholders requesting a registration of PM Registrable Shares pursuant to
Section 2(a) shall provide written notice to the Corporation of the satisfaction of such requirement; provided, however, that in no event shall such one registration request be fulfilled if such registration statement is withdrawn for any reason prior to effectiveness; and provided, further, however, the Corporation shall have fulfilled its obligations pursuant to Section 2(a) if at least 25% of the aggregate number of PM Registrable Shares requested by PM Securityholders to be registered on such registration statement are included in such registration statement at the time of its initial effectiveness.

      3. Holdback Agreement.

            If the Corporation at any time shall register shares of Common Stock under the Securities Act in an aggregate amount of at least $5,000,000 (excluding any registrations on Form S-4 or S-8) for sale to the public, no PM Securityholder shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Corporation (other than those shares of Common Stock included in such registration


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pursuant to Section 2(a)) without, in each such instance, the prior written consent of the Corporation, for a period designated by the Corporation in writing to the PM Securityholders, which period shall begin not more than 15 days prior to the expected date of the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the date on which such registration statement became effective, whether or not such PM Securityholder participates in such registration. Each PM Securityholder agrees that the Corporation may instruct its transfer agent to place stop transfer notations on its records to enforce this Section 3.

      4. Preparation and Filing.

            If the Corporation is obligated pursuant to Section 2 to use its reasonable best efforts to cause any PM Registrable Shares to be included in a registration of Primary Shares, Additional Registrable Shares or Other Shares otherwise being sold in such registration, the Corporation shall, subject to, and only to the extent not contrary to or inconsistent with, the terms and conditions on which such Primary Shares, Additional Registrable Shares or Other Shares otherwise being sold in such registration:

            (a) use its reasonable best efforts to cause the Registration Statement that registers such PM Registrable Shares to become and remain effective until the earlier to occur of (i) 90 days from the date of the effectiveness of such Registration Statement and (ii) such time as all of such PM Registrable Shares have been disposed of;

            (b) furnish, at least five Business Days before filing the Registration Statement that registers such PM Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel designated in writing by the Majority of the PM Securityholders (the "PM Securityholders' Counsel"), copies of all such documents proposed to be filed with the SEC (it being understood that such five Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the PM Securityholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier to occur of (i) 90 days or (ii) such time as all of such PM Registrable Shares have been disposed of, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such PM Registrable Shares;

            (d) notify the PM Securityholders' Counsel promptly in writing of
(i) any comments by the SEC with respect to such Registration Statement or Prospectus, or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceedings for that purpose (and the Corporation shall use its reasonable best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (iii) the receipt


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

by the Corporation of any notification with respect to the suspension of the qualification of such PM Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding(s) for such purposes;

            (e) use its reasonable best efforts to register or qualify such PM Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Registering PM Securityholder may reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement covering such PM Registrable Shares remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Registering PM Securityholder to consummate the sale or disposition in such jurisdictions of the PM Registrable Shares owned by such Registering PM Securityholder; provided, however, that the Corporation will not be required to qualify generally to do business, to subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(e) or to provide any material undertaking or make any changes in its bylaws or certificate of incorporation which its Board of Directors determines to be contrary to or not in the best interests of the Corporation;

            (f) furnish to each Registering PM Securityholder such number of copies of a summary Prospectus, if any, or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registering PM Securityholder may reasonably request in order to facilitate the public sale or other disposition of the PM Registrable Shares held by Registering PM Securityholder;

            (g) notify on a timely basis each Registering PM Securityholder at any time when a Prospectus relating to such PM Registrable Shares is required to be delivered under the Securities Act within the appropriate period specified in
Section 4(a), of the happening of any event known to the Corporation as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Registering PM Securityholder, prepare and furnish to such Registering PM Securityholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such PM Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (h) subject to the execution of confidentiality or similar agreements in form and substance satisfactory to the Corporation, make available, upon reasonable notice and during normal business hours, for inspection by the Registering PM Securityholders any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Registering PM Securityholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable such Persons to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the

Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors, unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (iii) such Information has been made generally available to the public; and each Registering PM Securityholder agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential by the Corporation);

            (i) use its reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (j) use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

            (k) provide a transfer agent and registrar (which may be the same Person and which may be the Corporation) for such PM Registrable Shares;

            (l) issue to any underwriter to which any Registrable PM Securityholder may sell such PM Registrable Shares in such offering, certificates evidencing such PM Registrable Shares;

            (m) list such PM Registrable Shares on any national securities exchange on which any shares of Common Stock are listed or, if Common Stock is not listed on a national securities exchange, use its reasonable best efforts to qualify such PM Registrable Shares for inclusion on the national automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such PM Registrable Shares shall reasonably request in writing; and

            (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders, as soon as reasonably practicable, earnings statements (in form complying with Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Corporation's fiscal quarter next following the effective date of the Registration Statement.

            Each Registering PM Securityholder, upon the receipt of any notice from the Corporation of any event of the kind described in Section 4(h), shall forthwith discontinue disposition of PM Registrable Shares pursuant to the Registration Statement until such Registering PM Securityholder's receipt of copies of the supplemented or amended Prospectus contemplated by Section 4(h), and, if so directed by the Corporation, such Registering PM Securityholder shall deliver to the Corporation all copies, other than permanent file copies then in such PM Securityholder's possession, of the Prospectus covering such PM Registrable Shares at the time of receipt of such notice or, if so directed by the Corporation, destroy all such copies and deliver to the Corporation a certificate of destruction in respect thereof.

      5. Expenses.

            All expenses incurred by the Corporation in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees, expenses and disbursements of the Corporation's counsel and accountants and fees, expenses and disbursements (in an aggregate amount not to exceed $7,500) of the PM Securityholders' Counsel shall be paid or satisfied by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the PM Registrable Shares shall not be borne by the Corporation and shall be borne by the Registering PM Securityholders selling such Registrable Securities, in proportion to the number of PM Registrable Shares sold by each such Registering PM Securityholder.

      6. Indemnification.

            (a) In connection with any registration of any PM Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each holder of such PM Registrable Shares, each underwriter, broker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any PM Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws, and the Corporation shall promptly reimburse each such holder, underwriter, broker or other Person acting on behalf of any such holder and each such controlling Person for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable (i) to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document incident to registration or qualification of any PM Registrable Shares in reliance upon and in conformity with information furnished to the Corporation or such underwriter by the PM Securityholders, or a Person duly acting on the PM Securityholder's behalf, by written materials provided by the PM Securityholders, or a Person duly acting on the PM Securityholder's behalf, specifically for use in connection with the preparation thereof, and (ii) for any amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the prior written consent of the Corporation which consent shall not be unreasonably withheld or delayed; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the Prospectus, as amended or supplemented (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the PM Registrable Shares which are the subject thereof, if a copy of such Prospectus, as amended or supplemented, had been timely made available to such indemnified Person and such Prospectus, as amended or supplemented, was not delivered to such Person with or prior to the written confirmation of the sale of such PM Registrable Shares to such Person.

            (b) In connection with any registration of PM Registrable Shares under the Securities Act pursuant to this Agreement, each holder of PM Registrable Shares shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Corporation, each director of the Corporation who signs such Registration Statement, each officer of the Corporation who signs such Registration Statement, each other holder of PM Registrable Shares, Primary Shares, Additional Registrable Shares or Other Shares included in such Registration Statement, each underwriter, broker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement contained in or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any PM Registrable Shares, if such statement or omission was made in reliance upon and in conformity with information furnished to the Corporation or such underwriter by written materials provided by such PM Securityholder, or a Person duly acting on such PM Securityholder's behalf, specifically for use in connection with the preparation thereof; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of PM Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of PM Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of written notice of the commencement of any action involving a claim referred to in Section 6(a) or Section 6(b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, promptly give written notice to the latter of the commencement of such action (provided that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified in writing to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded based upon the advice of external counsel that there may be one or more legal or equitable defenses available to such indemnified party which conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the reasonable fees, expenses and reasonable disbursements of any one counsel satisfactory to the indemnifying party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any claim or action effected without the written consent of the indemnifying party. Unless otherwise agreed to in writing by the indemnified party, the indemnifying party may not settle any claim or action brought against an indemnified party unless such indemnified party is released from all and any liability as part of such settlement.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of PM Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of PM Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party or their respective agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

            (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of securities.

      7. Underwriting Agreement.

            Notwithstanding the provisions of Sections 4 through 6, to the extent that the PM Securityholders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more matters addressed in such Sections, the provisions contained in such Sections addressing such matters shall be of no force or effect with respect to such registration, but this provision shall not apply to the Corporation if the Corporation is not a party to the underwriting or similar agreement as evidenced by a written instrument.

      8. Suspension.

            Anything contained in this Agreement to the contrary notwithstanding, the Corporation may (but not more than twice with respect to each Registration Statement), by notice in writing to each holder of PM Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "Suspension Period"), the use of any Prospectus included in the Registration Statement filed under Section 2 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under
Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the aggregate number of days which equal the Suspension Period. The Corporation may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

      9. Information by Holder.

            (a) Each holder of PM Registrable Shares to be included in any such registration shall promptly furnish to the Corporation and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Corporation or the managing underwriter may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

            (b) Each holder of PM Registrable Shares, by such holder's acceptance of inclusion of all or a portion of its PM Registrable Shares in a Registration Statement, agrees to cooperate with the Corporation as reasonably requested by the Corporation in connection with the preparation and filing of the Registration Statement.

            (c) No holder of PM Registrable Shares to be included in an underwritten Registration Statement may participate in such offering unless it:
(i) agrees to sell its PM Registrable Shares on the basis provided in any underwriting arrangement in usual and customary form entered into by the Corporation; (ii) completes and executes all questionnaires, lock-up agreements and other documents required under the terms of such underwriting agreements and
(iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Corporation in
Section 5.

      10. Exchange Act Compliance.

            From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the SEC applicable to it and which are conditions to the availability of Rule 144 of the Securities Act for the sale of Common Stock. The Corporation shall cooperate with the PM Securityholders in supplying such information as may be necessary for the PM Securityholders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144 of the Securities Act.

      11. Legends on Certificates.

            (a) Each certificate issued after the date hereof that represents Restricted Securities shall (unless otherwise permitted by the provisions of this Section 11) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legend required by law or applicable agreement):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY __, 2000, BETWEEN OPUS360 CORPORATION AND THE PM SECURITYHOLDERS (AS DEFINED THEREIN), AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUCH COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE."

            The Corporation agrees to remove, or cause its transfer agent to remove, the legend set forth in this Section 11(a) from a certificate representing securities issued by the Corporation if such securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Corporation an opinion of counsel selected by the holder of such certificate, which counsel and opinion shall each be reasonably satisfactory to the Corporation, that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

            (b) Each PM Securityholder consents to the Corporation making a notation on its records and giving instructions to any transfer agent of such PM Securityholder's Restricted Securities in order to implement the restrictions on transfer as set forth in this Section 11.

      12. Mergers, Etc.

            The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent holders of Registrable Shares receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares"; provided, however, nothing contained in this Section 12 shall enlarge or otherwise modify the voting power in respect of the PM Registrable Shares as it relates to the approval or consent of any such fundamental transaction.

      13. Nominees for Beneficial Owners.

            If Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Shares for purposes of any request or other action by any holder or holders of Registrable Shares pursuant to this Agreement (or any determination of any number of percentage of shares constituting Registrable Shares held by any holder or holders of Registrable Shares contemplated by this Agreement); provided, however, that the Corporation shall have received assurances reasonably satisfactory to it of such beneficial ownership.

      14. Termination.

            This Agreement shall terminate and be of no further force or effect when there shall no longer be any PM Registrable Shares or Additional Registrable Shares outstanding, provided, however, that Section 5 and Section 6 shall survive the termination of this Agreement.

      15. Successors and Assigns.

            This Agreement shall bind and inure to the benefit of the Corporation and the PM Securityholders and, subject to Section 16, the respective successors and assigns of the Corporation and the PM Securityholders.

      16. Assignment.

            Subject to the applicable limitations and conditions contained in the Stockholders' Agreement and each of the Investment Letter, the Escrow Agreement, the Merger Agreement, the Restricted Stock Vesting Agreement, any applicable employment agreements between employees of PeopleMover and the Surviving Corporation (as such term is defined in Section 1.1 of the Merger Agreement) (each of the foregoing agreements as entered into in connection with and contemplated by the Merger Agreement), each PM Securityholder may sell, assign or otherwise transfer its rights hereunder to any purchaser, assignee or other transferee of the PM Registrable Shares of such PM Securityholder; provided, however, that any such purchaser, assignee or other transferee, if not already a party to this Agreement, shall, as a condition to the effectiveness of such sale, assignment or other transfer, be required to execute a written joinder to this Agreement agreeing to be treated as a PM Securityholder under this Agreement, and to be bound by and comply with all of the applicable terms and provisions hereof (and, if necessary, any other agreement or instrument requested by the Corporation), whereupon such purchaser, assignee or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally a PM Securityholder and had originally been a party hereto. Any assignment in violation of the above provision shall be null and void.

      17. Notices.

            All notices, requests, demands, claims, consents or other communications that are given or made hereunder to any party hereto shall be in writing and shall be given or made by physical delivery, U.S. mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier or by transmission by facsimile or electronic mail to such party at its, his or her address (or facsimile number or electronic mail address) set forth below, or such other address (or facsimile number or electronic mail address) as shall have been previously specified by like notice by such party:

                  (i)   if to the Corporation, to

                        Opus360 Corporation
                        733 Third Avenue, 17th Floor
                        New York, NY  10017
                        Attention: Richard McCann, Chief Financial Officer
                        Telephone: (212) 301-2218
                        Facsimile: (212) 301-2842
                        E-Mail: rmccann@opus360.com

                        with a copy (which shall not constitute notice) to:

                        O'Sullivan Graev & Karabell, LLP
                        30 Rockefeller Plaza
                        New York, NY 10112
                        Attention: John J. Suydam, Esq.
                        Telephone: (212) 408-2400
                        Facsimile: (212) 728-5950
                        E-Mail: jjs@ogk.com

                  (ii) if to any PM Securityholder, to such PM Securityholder at the address set forth on Schedule I opposite the name of such PM Securityholder.

            Each such notice, demand or other communication hereunder shall be effective upon receipt in the case of physical delivery or overnight courier, upon confirmation of receipt by or on behalf of the addressee in the case of transmission by facsimile or electronic mail if received prior to 5:00 p.m. New York City time, and, if received after 5:00 p.m., on the date after such confirmation, and three (3) days after deposit in the U.S. mails in the case of mailing.

      18. Entire Agreement; No Third Party Beneficiaries.

            This Agreement and the other writings referred to herein or delivered pursuant hereto contain the sole and entire agreement among the Corporation and the PM Securityholders with respect to the subject matter hereof and thereof and shall supersede all prior or contemporaneous arrangements or understandings (whether written or oral) with respect hereto or thereto and, except for the provisions of Section 6, are not intended to confer upon any Persons other than the parties to this Agreement any rights or remedies hereunder.

      19. Amendment.

            The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by
(i) the Corporation, and (ii) a Majority of the PM Securityholders; provided, however, that no such written consent shall be required for the amendment of
Schedule I solely to reflect the name and address of any new PM Securityholder who has become a party to this Agreement in accordance with the terms and conditions hereof. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Each holder of any Restricted Securities outstanding at or after the time of any modification or amendment of, or waiver of any provisions of this Agreement, shall be bound by any consent authorized by this Section 19, whether or not such Restricted Securities shall have been marked to indicate such consent.

      20. Severability.

            It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      21. Counterparts; Facsimile Signatures.

            This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties.

      22. Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

      23. Enforcement.

            The parties hereto agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this

Agreement in any federal court located in the Borough of Manhattan, City of New York or any New York state court located in the Borough of Manhattan, City of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Borough of Manhattan, City of New York or any New York state court located in the Borough of Manhattan, City of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding which is brought in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court located in the Borough of Manhattan, City of New York or any New York state court located in the Borough of Manhattan, City of New York. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 17 shall be deemed effective service of process on such party.

      24. Interpretation; Construction.

            The headings contained in this Agreement and in the table of contents to this Agreement are for convenience of reference only and shall not govern or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Section, clause or Schedule shall be to the Sections and clauses of, and Schedules to, this Agreement. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. Schedule I annexed hereto is hereby incorporated in and made a part of this Agreement as if set forth in full herein. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

      25. Waiver of Jury Trial.

            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ITS, HIS OR HER RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.

      26. Attorney's Fees.

            If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

                               OPUS360 CORPORATION


                               By: /s/ Ari B. Horowitz
                                   -----------------------------
                                   Name: Ari B. Horowitz
                                   Title: Chairman and Chief
                                           Executive Officer

            IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

                               [PM SECURITYHOLDER]


                                 /s/ James L. Jonassen
                                 -----------------------------
                                 James L. Jonassen


                                 /s/ David E. Sanders
                                 -----------------------------
                                 David E. Sanders


                                 /s/ Ali Behnam
                                 -----------------------------
                                 Ali Behnam


                                 /s/ Tom Utsch
                                 -----------------------------
                                 Tom Utsch


                                 Williams & Kilkowski


                                 By: /s/ Lee Williams
                                 -----------------------------
                                     Lee Williams
                                     Title: Partner

                                 The E.B. Hutt Bush Trust dated 9/22/1993


                                 By: /s/ Hutt Bush
                                 -----------------------------
                                     Hutt Bush, Trustee

                                 By: /s/ William R. Woodward
                                 -----------------------------
                                     William R. Woodward


                                 Robert Tolchin, Trustee of David Carlos
                                 Tolchin 1991 Trust U/T/A dated July, 10, 1991


                                 By: /s/ Robert Tolchin
                                     -----------------------------
                                     Robert Tolchin, Trustee

                                 Robert Tolchin, Trustee of Alexander Michael
                                 Tolchin 1991 Trust U/T/A dated July, 10, 1991


                                 By: /s/ Robert Tolchin
                                     -----------------------------
                                     Robert Tolchin, Trustee


                                 By: /s/ William J. Bestor
                                     -----------------------------
                                     William J. Bestor


                                 By: /s/ Pedram Abrari
                                     -----------------------------
                                     Pedram Abrari


                                 Troop Steuber Pasich Reddick & Tobey, LLP


                                 By: /s/ David H. Sands
                                     -----------------------------
                                     David H. Sands, Partner


                                 By: /s/ Robert Morris
                                     -----------------------------
                                     Robert Morris


                                 Artemis Management Co., LLC


                                 By: /s/ Kimball S. Alwood
                                     -----------------------------
                                 Name:   Kimball S. Alwood
                                 Title:  Managing Director

                                         BridgeGate, LLC


                                 By: /s/ Dudley Brown
                                     -----------------------------
                                 Name:   Dudley Brown
                                 Title:  Managing Director


                                 Christian & Timber


                                 By: /s/ David C. Nocifora
                                     -----------------------------
                                 Name:   David C. Nocifora
                                 Title:  VP/CFO


                                 Avalon Technology, LLC


                                 By: /s/ Richard Snyder
                                     -----------------------------
                                     Richard Snyder, Managing Editor


                                 DynaFund, L.P.


                                 By: /s/ Denny R.S. Ko
                                     -----------------------------
                                     Its General Partner


                                 By: /s/ DynaFund L.P.
                                     -----------------------------
                                 Name:   Denny R.S. Ko
                                 Title:  General Partner


                                 DynaFund, International, L.P.


                                 By: /s/ Denny R.S. Ko
                                     -----------------------------
                                     Its General Partner


                                 By: /s/ DynaFund, International, L.P.
                                     -----------------------------
                                 Name:   Denny R.S. Ko
                                 Title:  General Partner

                                 Windward Ventures, L.P.


                                 By: /s/ Windward Ventures Management, L.P.
                                     -----------------------------
                                     Its General Partner


                                 By: /s/ David Titus
                                     -----------------------------
                                 Name:   David Titus
                                 Title:  General Partner


                                 By: /s/ Tom Fricks
                                     -----------------------------
                                     Tom Fricks


                                 By: /s/ Kenneth M. Deemer
                                     -----------------------------
                                     Kenneth M. Deemer


                                 By: /s/ Yves Blehaut
                                     -----------------------------
                                     Yves Blehaut


                                 By: /s/ Joseph C. Monte
                                     -----------------------------
                                     Joseph C. Monte


                                 By: /s/ Kimberly Caccavo
                                     -----------------------------
                                     Kimberly Caccavo


                                 Stephen G. Tolchin and Veronica M. Howard,
                                 Trustees of the Tolchin Family Trust U/D/T dated 7-10-91 as the Separate Property of Stephen G. Tolchin


                                 By: /s/Stephen G. Tolchin
                                     -----------------------------
                                     Stephen G. Tolchin, Co-Trustee


                                 By: /s/Veronica M. Howard
                                     -----------------------------
                                     Veronica M. Howard, Co-Trustee

                                 Stephen G. Tolchin and Veronica M. Howard,
                                 Trustees of the Tolchin Family Trust U/D/T dated 7-10-91


                                 By: /s/Stephen G. Tolchin
                                     -----------------------------
                                     Stephen G. Tolchin, Co-Trustee


                                 By: /s/Veronica M. Howard
                                     -----------------------------
                                     Veronica M. Howard, Co-Trustee


                                 /s/ Neil Donahue
                                 -----------------------------
                                 Neil Donahue


                                 /s/ Robert Gulovsen
                                 -----------------------------
                                 Robert Gulovsen


                                 /s/ Carl Bressler
                                 -----------------------------
                                 Carl Bressler


                                 /s/ James P. Morris
                                 -----------------------------
                                 James P. Morris


                                 /s/ John P. Buckley
                                 -----------------------------
                                 John P. Buckley


                                 /s/ Jeff White
                                 -----------------------------
                                 Jeff White


                                 SILICON VALLEY BANK


                                 By:/s/ Lydia Burke
                                 -----------------------------
                                 Name:  Lydia Burke
                                 Title: Treasurer

                                 IMPERIAL BANCORP


                                 By:/s/ Richard M. Baker
                                 -----------------------------
                                 Name:  Richard M. Baker
                                 Title: SVP, General Counsel & Secretary


                                 /s/ Peter Halper
                                 -----------------------------
                                 Peter Halper


                                 /s/ Paul Chan
                                 -----------------------------
                                 Paul Chan


                                 /s/ Bryan Plug
                                 -----------------------------
                                 Bryan Plug


                                 /s/ Eric Bergan
                                 -----------------------------
                                 Eric Bergan


                                 THE MARC LIN GROUP


                                 By:/s/ Marc Francone
                                 -----------------------------
                                 Name:  Marc Francone
                                 Title: Partner


                                 TWO ROADS PROFESSIONAL
                                 RESOURCES, INC.


                                 By:/s/ Christopher R. Hoff
                                 -----------------------------
                                 Name:  Christopher R. Hoff
                                 Title: VP/Co-Founder


                                 /s/ Stephen G. Tolchin
                                 -----------------------------
                                 Stephen G. Tolchin

                                 IT SERVICES ADVISORY, LLC


                                 By:/s/ Susan Miranda
                                 -----------------------------
                                 Name:  Susan Miranda
                                 Title: President & CEO